Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Single  Source  Electronic  Transactions,  Inc.
10780  Santa  Monica  Blvd.,  Suite  240
Los  Angeles,  California  90025



We consent to the use in this Registration Statement of Single Source Electronic Transactions, Inc., on Form SB-2 /A of our report dated March 24, 2001, and to the reference to us under the headings "Experts."



/s/  Jonathon  P.  Reuben  C.P.A.

Jonathon  P.  Reuben,  C.P.A.
An  Accountancy  Corporation
Torrance,  CA  90505
March  28,  2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Single  Source  Financial  Services  Corporation.
10780  Santa  Monica  Blvd.,  Suite  240
Los  Angeles,  California  90025



We consent to the use in this Registration Statement of Single Source Financial Services Corporation., on Form SB-2 of our report dated January 31, 2001 and to the reference to us under the headings "Experts."



/s/  Jonathon  P.  Reuben  C.P.A.

Jonathon  P.  Reuben,  C.P.A.
An  Accountancy  Corporation
Torrance,  CA  90505
January  31,  2001



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